Fair Value Measurements And Financial Instruments	12 Months Ended
Dec. 31, 2011
Fair Value Measurements And Financial Instruments [Abstract]
Fair Value Measurements And Financial Instruments

Note 9

Fair Value Measurements and Financial Instruments

The following table presents the balances of assets measured at fair value on a recurring basis as of December 31, 2011:

			(dollars in millions)
	Level 1(1)	Level 2(2)	Level 3(3)	Total
Assets:
Short-term investments:
Equity securities	$259	$–	$–	$259
Fixed income securities	2	331	–	333
Other Current Assets:
Forward contracts	–	1	–	1
Other Assets:
Fixed income securities	220	763	–	983
Interest rate swaps	–	625	–	625
Cross currency swaps	–	77	–	77

Total	$481	$1,797	$–	$2,278

(1)	quoted prices in active markets for identical assets or liabilities

(2)	observable inputs other than quoted prices in active markets for identical assets and liabilities

(3)	no observable pricing inputs in the market

Equity securities consist of investments in common stock of domestic and international corporations measured using quoted prices in active markets.

Fixed income securities consist primarily of investments in U.S. Treasuries and agencies, as well as municipal bonds. We use quoted prices in active markets for our U.S. Treasury securities, and therefore these securities are classified as Level 1. For all other fixed income securities that do not have quoted prices in active markets, we use alternative matrix pricing as a practical expedient resulting in these debt securities being classified as Level 2.

Derivative contracts are valued using models based on readily observable market parameters for all substantial terms of our derivative contracts and thus are classified within Level 2. We use mid-market pricing for fair value measurements of our derivative instruments.

We recognize transfers between levels of the fair value hierarchy as of the end of the reporting period. There were no transfers within the fair value hierarchy during 2011.

Fair Value of Short-term and Long-term Debt

The fair value of our short-term and long-term debt, excluding capital leases, which is determined based on market quotes for similar terms and maturities or future cash flows discounted at current rates, was as follows:

			(dollars in millions)
At December 31,		2011		2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Short- and long-term debt, excluding capital leases	$54,800	$64,485	$52,462	$59,020

Derivatives

Interest Rate Swaps

We have entered into domestic interest rate swaps to achieve a targeted mix of fixed and variable rate debt. We principally receive fixed rates and pay variable rates based on LIBOR, resulting in a net increase or decrease to Interest expense. These swaps are designated as fair value hedges and hedge against changes in the fair value of our debt portfolio. We record the interest rate swaps at fair value on our consolidated balance sheets as assets and liabilities. Changes in the fair value of the interest rate swaps due to changes in interest rates are recorded to Interest expense, which are offset by changes in the fair value of the debt. The fair value of these contracts was $0.6 billion at December 31, 2011 and $0.3 billion at December 31, 2010 and is primarily included in Other assets and Long-term debt. As of December 31, 2011, the total notional amount of these interest rate swaps was $7.0 billion.

Forward Interest Rate Swaps

In order to manage our exposure to future interest rate changes, during 2010, we entered into forward interest rate swaps with a total notional value of $1.4 billion. We designated these contracts as cash flow hedges. The fair value of these contracts was $0.1 billion at December 31, 2010 and the contracts were included in Other assets. In 2011, we terminated these forward interest rate swaps.

Cross Currency Swaps

During 2008, Verizon Wireless entered into cross currency swaps designated as cash flow hedges to exchange approximately $2.4 billion of British Pound Sterling and Euro-denominated debt into U.S. dollars and to fix our future interest and principal payments in U.S. dollars, as well as mitigate the impact of foreign currency transaction gains or losses. During December 2011, we repaid $0.9 billion upon maturity for the €0.7 billion of 7.625% Verizon Wireless Notes. The settlement of the related cross currency swap did not have a material impact on our financial statements. The fair value of the outstanding swaps, primarily included in Other assets, was approximately $0.1 billion at December 31, 2011 and December 31, 2010, respectively. During 2011, the pretax loss recognized in Other comprehensive income was not significant. During 2010, a pre-tax loss of $0.2 billion was recognized in Other comprehensive income. A portion of these gains and losses recognized in Other comprehensive income was reclassified to Other income and (expense), net to offset the related pretax foreign currency transaction gain or loss on the underlying debt obligations.

Prepaid Forward Agreement

During the first quarter of 2009, we entered into a privately negotiated prepaid forward agreement for 14 million shares of Verizon common stock at a cost of approximately $0.4 billion. We terminated the prepaid forward agreement with respect to 5 million of the shares during the fourth quarter of 2009 and 9 million of the shares during the first quarter of 2010, which resulted in the delivery of those shares to Verizon.

Concentrations of Credit Risk

Financial instruments that subject us to concentrations of credit risk consist primarily of temporary cash investments, short-term and long-term investments, trade receivables, certain notes receivable, including lease receivables, and derivative contracts. Our policy is to deposit our temporary cash investments with major financial institutions. Counterparties to our derivative contracts are also major financial institutions. The financial institutions have all been accorded high ratings by primary rating agencies. We limit the dollar amount of contracts entered into with any one financial institution and monitor our counterparties' credit ratings. We generally do not give or receive collateral on swap agreements due to our credit rating and those of our counterparties. While we may be exposed to credit losses due to the nonperformance of our counterparties, we consider the risk remote and do not expect the settlement of these transactions to have a material effect on our results of operations or financial condition.